Nonrecognized Subsequent Event	12 Months Ended
Dec. 31, 2013
Nonrecognized Subsequent Event [Abstract]
Nonrecognized Subsequent Event
NOTE 20:-     NONRECOGNIZED SUBSEQUENT EVENTS

a.
In April 2014, the Company signed an agreement with Eltek ASA, to settle all claims, counter claims, legal proceedings, and any other contingent or potential claims regarding alleged breaches of representations and warranties contained in the purchase agreement governing the Nera Acquistion from Eltek in January 2011. Pursuant to the settlement agreement, the Company received $17,000 in cash.

b.
In April 2014, the Company has further amended its Credit Facility arrangements to adjust the financial covenants and applicable interest rates to better reflect new operational results of the Company. For more information, see note 1d.

c.
In February 2014, the Government of Venezuela announced a complementary currency system identified as "SICAD", in addition to those already in existence, which will be regulated by the Central Bank of Venezuela. The most recent transactions executed through SICAD auctions have been at an exchange rate of 49.1 bolivars per U.S. dollar. As of December 31, 2013, Ceragon Venezuela represented approximately 4% of the Company's consolidated total assets and approximately 3% of the Company's consolidated Revenues and approximately 2% of the Company's consolidated Net loss. The Company still evaluates the effect of the change on its Financial Statements.